The Advisors’ Inner Circle Fund III

(the “Trust”)

Mesirow Small Company Fund (the “Fund”)

Supplement dated May 20, 2025

to the Fund’s Prospectus and Statement of Additional Information (the “SAI”),

each dated January 28, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On May 19, 2025, a special meeting (the “Meeting”) of the Fund’s shareholders was held to vote on a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of the Fund, and MetLife Investment Management, LLC (“MetLife”). Prior to the Meeting, MetLife served as investment adviser to the Fund pursuant to an interim investment advisory agreement between the Trust, on behalf of the Fund, and MetLife, which became effective on March 3, 2025 upon MetLife’s purchase of certain material assets of Mesirow Institutional Investment Management, Inc., the Fund’s predecessor adviser.

Shareholders of the Fund approved the Proposal at the Meeting. The New Agreement became effective on May 19, 2025 (the “Effective Date”), and accordingly MetLife now serves as investment adviser to the Fund pursuant to the New Agreement. Additionally, the name of the Fund has been changed to the “MetLife Small Company Equity Fund,” and corresponding changes have been made to the “Principal Investment Strategies” section of the Prospectus.

Accordingly, as of the Effective Date, the Prospectus and SAI are hereby amended and supplemented as follows:

1.	All references to “Mesirow Small Company Fund” and “Small Company Fund” in the Prospectus and SAI are hereby deleted and replaced with “MetLife Small Company Equity Fund” and “Small Company Equity Fund,” respectively.

2.	The first two paragraphs of the “Principal Investment Strategies” section of the Prospectus are hereby deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

For purposes of the Fund’s 80% policy, equity securities include common stocks and exchange-traded funds (“ETFs”) with economic characteristics similar to equity securities. The Fund considers small companies to be those with market capitalizations within the range of the market capitalizations of companies in the Russell 2500 Index at the time of purchase, and ETFs that aim to replicate or produce returns that generally correspond to small company indexes. The market capitalization range of the Russell 2500 Index was approximately $11 million to $34.8 billion as of September 30, 2024, and may change over time. At any given time, the Fund may own a diversified group of stocks in several industries.

Please retain this supplement for future reference.

MIM-SK-006-0100